BUSINESS COMBINATIONS - Fair value of the consideration transferred and fair value of the acquired assets and assumed liabilities and the resulting goodwill as of the acquisition date (Details) - Shipsta - USD ($)
$ in Thousands
	Dec. 31, 2025	Aug. 31, 2024
Fair value of the consideration transferred:
Cash paid	$ 104	$ 3,481
Shares issued		885
A decrease in the payable to sellers		505
Fair Value at Closing
Fair value of the consideration transferred:
Cash paid		3,481
Shares issued		885
Payable for acquisition recorded at closing		629
A decrease in the payable to sellers		(505)
Total purchase price		$ 4,490